UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2019

FREECOOK

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	7370 (Primary Standard Industrial Classification Code Number)	38-4053064 (I.R.S. Employer Identification Number)

Vilniaus g.31

Vilnius, LT-01402, Lithuania

T: +370.5251.2561; +154.0495.0016

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ()	Large accelerated filer ( )	Non-accelerated filer ( )	Smaller reporting company (X)

Item 3. Securities and Trading Markets

Item 3.03. Material Modification to Rights of Security Holders.

On July 22, 2019, the Board of Directors resolved to perform a cancellation procedure of 3,950,000 restricted shares of the Company. As a result of the cancellation, the number of restricted shares of the Company shall be adjusted from 4,000,000 shares to 50,000 shares (fifty thousand shares).

On July 22, 2019, the Company’s Board of Directors, along with the vote of the majority shareholder of the Company resolved to effect a forward split of the outstanding common stock, $0.001 par value, on a one (1) for twenty (20) basis (“Forward Stock Split”); the number of outstanding Common Stock will increase from 1,164,080 to 23,281,600 (Post Split Shares) of which 3,000,000 will be restricted/control shares.

Item 5.  Corporate Governance & Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors, along with the majority shareholder of the Company, resolved on July 22, 2019 to increase the number of authorized shares from 75,000,000 to 250,000,000 shares, of which 5,000,000 shares will be designated as Preferred Shares.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 22, 2019, the Board of Directors, along with the majority stockholder, resolved that the 5,000,000 Preferred Shares (Post Split Shares) shall have 1:5 voting rights and shall be issued to Natalija Tunevic; each one share of Preferred Shares shall have the voting rights of five outstanding common shares.

Item 8.01. Other Events.

On July 22, 2019, the Board of Directors of FreeCook, a Nevada corporation (the “Company”) approved a name change of the Company.  The new name for the Company shall be Trend Innovations Holding, Inc.

On July 22, 2019, the Company obtained written consent of the majority stockholder, holding 4,000,000 shares of the Company’s outstanding common stock, which is equal to 78% of the voting power of the Company’s outstanding capital stock, as of July 22, 2019, to change the name of the Company.

Effective August 26, 2019, or such other date as all conditions and requirements to effectuate a name change are satisfied, the new name of the Company will be Trend Innovations Holdings, Inc.

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 23, 2019	FREECOOK (registrant)

	By:	/s/	Natalija Tunevic
		Name:	Natalija Tunevic
		Title:	President, Treasurer, Secretary and Director
(Principal Executive, Financial and Accounting Officer)